SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – January 18, 2005

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
	(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

(Former name or former address, if changed since last report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 19, 2005 the Registrant issued a press release announcing results of operations for full year 2004 and fourth quarter 2004. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. However, the references in the press release to the Registrant’s website, www.mellon.com, shall not be deemed to include the contents of the website in the press release or in this Form 8-K. The information included herein is to be considered “filed” under the Securities Exchange Act of 1934 and is incorporated by reference into all filings made by the Registrant under the Securities Act of 1933 and the Securities Exchange Act of 1934 which state that this Current Report on Form 8-K is incorporated therein by reference.

ITEM 8.01.	OTHER EVENTS

By press release dated January 18, 2005, Mellon Financial Corporation announced that its Asset Servicing group has signed an agreement to acquire DPM, a Somerset, N.J.-based hedge fund administrator that oversees $30 billion in assets for 91 clients. Its services also include middle- and back-office outsourcing and transparency services. Terms of the transaction, scheduled to close by the end of the first quarter of 2005, were not disclosed.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Mellon Financial Corporation Press Release dated January 19, 2005, announcing results of operations for full year 2004 and fourth quarter 2004.

99.2	Mellon Financial Corporation Press Release dated January 18, 2005, announcing the matter referenced in Item 8.01 above

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: January 19, 2005	By:	/s/ Michael A. Bryson
Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press Release dated January 19, 2005	Filed herewith

99.2	Press Release dated January 18, 2005	Filed herewith